                                AMENDMENT NO. 1
                                       to
                                CREDIT AGREEMENT


         AMENDMENT No. 1 (this "Amendment"), dated as of December 12, 1997, to the Credit Agreement, dated as of July 31, 1997, by and among Production Resource Group, L.L.C. (the "Borrower") and the Lenders party thereto and The Bank of New York, as agent for the Lenders (the "Agent"), with BNY Capital Markets, Inc., as Arranger (the "Credit Agreement").

                                    RECITALS

         A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

         B. The Borrower has requested that the Agent and the Lenders amend the Credit Agreement to permit the Borrower to issue up to $150,000,000 of subordinated debt and to amend and waive certain other provisions of the Credit Agreement and other Loan Documents as set forth below, and the Agent and the Lenders have agreed to do so subject to the terms and conditions set forth herein.

                  In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section
11.1 of the Credit Agreement, the parties hereto hereby agree as follows:


Article I.        Amendments.

         The Credit Agreement is, effective on the Amendment Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Article III below, hereby amended as follows:

         1. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "Applicable Fee Percentage" to read as follows:

                  "Applicable Fee Percentage": with respect to the Commitment Fee, at all times during which the applicable Pricing Level set forth below is in effect, the appropriate applicable percentages corresponding to the Total Leverage Ratio in effect as set forth below next to such Pricing Level and under the applicable column:

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                                                      Applicable Fee
 Pricing      Total LeverageRatio                       Percentage
 -------      -------------------                       ----------

    I         Greater than or equal to 3.00:1.00         0.375%


   II         Greater than or equal to 2.50:1.00         0.375%
              but less than 3.00:1.00

   III        Greater than or equal to 2.00:1.00         0.375%
              but less than 2.50:1.00

   IV         Greater than or equal to 1.50:1.00         0.375%
              but less than 2.00:1.00

    V         Less than 1.50:1.00                        0.250%

         Changes in the Applicable Fee Percentage resulting from a change in a Pricing Level shall become effective upon the due date of delivery by the Borrower to the Agent of a Compliance Certificate pursuant to Sections 7.1(c), 8.3 or pursuant to any other provision or requirement herein evidencing a change in the Total Leverage Ratio which would affect the Pricing Level. If the Borrower shall fail to deliver a Compliance Certificate by such due date as required by Sections 7.1(c), 8.3 or pursuant to any other provision or requirement herein, Pricing Level I shall apply from and including the day following such due date to the date of the delivery by the Borrower to the Agent of a Compliance Certificate demonstrating that a different Pricing Level is applicable, which different Pricing Level shall apply from the date of delivery of such Compliance Certificate. Notwithstanding the foregoing, no reduction in the Applicable Fee Percentage shall become effective if an Event of Default shall have occurred and be continuing.

         2. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "Applicable Margin" to read as follows:

                  "Applicable Margin": with respect to the unpaid principal balance of ABR Advances and Eurodollar Advances, in each case at all times during which the applicable Pricing Level set forth below is in effect, the appropriate applicable percentages corresponding to the Total Leverage Ratio in effect as set forth below next to such Pricing Level and under the applicable column:

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                                            Applicable        Applicable Margin
                                            Margin for              for
Pricing                 Total                  ABR               Eurodollar
Level              Leverage Ratio            Advances             Advances
-----              --------------            --------             --------

   I       Greater than or equal to           1.375%               2.500%
           4.00:1.00

   II      Greater than or equal to           1.125%               2.250%
           3.00:1.00 but less than
           4.00:1.00


  III      Greater than or equal to           0.750%               1.875%
           2.50:1.00 but less than
           3.00:1.00

   IV      Greater than or equal to           0.500%               1.625%
           2.00:1.00 but less than
           2.50:1.00

   V       Greater than or equal to           0.250%               1.375%
           1.50:1.00 but less than
           2.00:1.00

   VI      Less than 1.50:1.00                0.000%               1.125%

         Changes in the Applicable Margin resulting from a change in the Pricing Level shall become effective upon the due date of delivery by the Borrower to the Agent of a Compliance Certificate pursuant to Sections 7.1(c), 8.3 or pursuant to any other provision or requirement herein evidencing a change in the Total Leverage Ratio which would affect the Pricing Level. If the Borrower shall fail to deliver a Compliance Certificate by such due date as required by Sections 7.1(c), 8.3 or pursuant to any other provision or requirement herein Pricing Level I shall apply from the day following such due date to the date of the delivery by the Borrower to the Agent of a Compliance Certificate demonstrating that a different Pricing Level is applicable, which different Pricing Level shall apply from the date of delivery of such Compliance Certificate. Notwithstanding the foregoing, no reduction in the Applicable Margin shall become effective if an Event of Default shall have occurred and be continuing.

         3. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "Change of Control" to read as follows:

                  "Change of Control": any one or more of the following events:
         (a) the Harris Group shall fail to own, beneficially and of record, directly or indirectly, 80% of the issued and outstanding voting Capital Stock of the Borrower and of each of the Guarantors owning, beneficially and of record any Capital Stock of the

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          Borrower or (b) the Harris Group shall fail to own, beneficially and of record, directly or indirectly, 25% of the issued and outstanding Capital Stock of the Borrower and each of the Guarantors owning, beneficially and of record any Capital Stock of the Borrower or (c) a "Change of Control" as said term is defined in the documentation governing Subordinated Indebtedness.

         4. Section 1.1. of the Credit Agreement is hereby amended to amend and restate the definition of "Contingent Obligation" to read as follows:

                  "Contingent Obligation": as to any Person ( a "secondary obligor"), any obligation of such secondary obligor (i) guaranteeing or in effect guaranteeing any return on any investment made by another Person, (ii) with respect to obligations arising under Interest Rate Protection Agreements, or (iii) guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (a "primary obligation") of any other Person (a "primary obligor") in any manner, whether directly or indirectly, including any obligation of such secondary obligor, whether contingent, (A) to purchase any primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (x) for the purchase or payment of any primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of a primary obligor, (C) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any primary obligation of the ability of a primary obligor to make payment of a primary obligation, (D) otherwise to assure or hold harmless the beneficiary of a primary obligation against loss in respect thereof, and (E) in respect of the liabilities of any partnership in which a secondary obligor is a general partner, except to the extent that such liabilities of such partnership are nonrecourse to such secondary obligor and its separate Property, provided, however, that the term "Contingent Obligation" shall not include Excluded Contingent Obligations or the indorsement of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of a primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

         5. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "EBITDA" to read as follows:

                  "EBITDA": for any period, Consolidated net income (or loss) of the Borrower and its Subsidiaries for such period, determined in accordance with GAAP plus the sum of, without duplication, (i) Interest Expense for such period, (ii) provision for income taxes for such period and (iii) depreciation, amortization and other non-cash charges, each to the extent deducted in determining such net income for such period, less (iv) income from Investments, (v) extraordinary gains and losses from sales, exchanges and other dispositions of Property not in the ordinary course of business and (vi) other non-recurring items (except non-recurring losses in connection with net deferred production costs), including without limitation, any non-recurring expenses or charges made in connection with the Bash Acquisition (including bonus payments made in connection therewith in an amount not to exceed $2,000,000) and calculated after giving effect to Acquisitions, mergers and other Dispositions of the Borrower and its Subsidiaries during such period as if such transactions had occurred on the first day of such period.


         6. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "Excess Cash Flow" to read as follows:

                  "Excess Cash Flow": with respect to any fiscal year, the sum of (a) EBITDA (before giving effect to Acquisitions, mergers and Dispositions during such period) for such fiscal year, (b) income from Investments permitted under Section 8.5(a) actually received in cash during such period, and (c) Offering Proceeds for such fiscal year minus (d) the sum of, without duplication, (i) without duplication, taxes and Restricted Payments for Members' Tax Liability paid or required to be paid during such period, (ii) Capital Expenditures made during such period minus, to the extent not included in calculating EBITDA, net cash proceeds from the sale of used rental equipment sold during such period for cash, (iii) Capital Lease Obligations paid or required to be paid during such period, (iv) Interest Expense to the extent paid or required to be paid in cash, (v) mandatory payments of principal of the Revolving Credit Loans resulting from reductions in the Aggregate Commitment Amount pursuant to Section 2.4(b)(ii), and
         (vi) mandatory payments of principal of other Indebtedness.

         7. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "Fixed Charges" to read as follows:

                  "Fixed Charges": for any period, with respect to the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP, the sum of (i) mandatory payments of principal (including mandatory payments of the Revolving Credit Loans resulting from reductions in the Aggregate Commitment Amount pursuant to Section 2.4(b)(ii)) on Total Debt made or required to be made during such period, but excluding payments pursuant to Section 2.5(c), (ii) Capital Expenditures made during such period minus, to the extent not included in calculating EBITDA, net cash proceeds from the sale of used rental equipment sold during such period for cash, (iii) Capital Lease Obligations paid or required to be paid during such period, (iv) without duplication, taxes and Restricted Payments

          (excluding any Restricted Payments made pursuant to Sections 8.6(v) or 8.6(vi)), and (v) Interest Expense to the extent paid or required to be paid in cash, minus (vi) income from Investments permitted under Section 8.5(a) actually received in cash during such period.

         8. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "Maturity Date" to read as follows:

                  "Maturity Date": December 31, 2002, or such earlier date on which the Revolving Credit Notes shall become due and payable, whether by acceleration or otherwise.

         9. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of "PRG Operating Agreement" to read as follows:


                  "PRG Operating Agreement": The Amended and Restated Limited Liability Agreement of the Borrower, dated as of January 1, 1996, as the same may be amended, supplemented or otherwise modified from time to time.

         10. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:

                  "Amendment Effective Date": as defined in Amendment No. 1 to the Agreement.

                  "Amendment No. 1": Amendment No. 1, dated as of December 12, 1997, to the Agreement.

                  "Cash Balances": the aggregate amount of cash or Cash Equivalents maintained by the Borrower with any of the Lenders or their Affiliates, or any other bank or financial institution listed on a certificate provided in accordance with Section 7.1(g).

                  "Excluded Contingent Obligation": shall mean any guarantee or other obligation of the Borrower of a type described in clauses (i) or
         (iii) of the definition of "Contingent Obligation" with respect to, and following the disposition of, the Real Property located at 5950 South Valley View Boulevard, Las Vegas, Nevada, to Scenic Properties L.L.C., provided that such obligation shall not extend to a date later than September 30, 1998, nor be for an amount exceeding the lesser of
         (A) 89% of the principal amount of any construction loan with respect to such property incurred by Scenic Properties L.L.C. and (B) $4,500,000, and insofar as any such obligation extends beyond such date, or exceeds such amount, such obligation or the amount of such excess shall not be an Excluded Contingent Obligation for purposes of this definition.

                  "Interest Rate Protection Lenders": collectively, the Lenders and any affiliates of the Lenders which from time to time enter or have entered into Interest Rate Protection Agreements with the Borrower.

                  "Senior Debt": at any date of determination, all Indebtedness (other than trade payables incurred in the ordinary course of business and Subordinated Indebtedness) on such date of the Borrower and its Subsidiaries on a Consolidated basis as determined in accordance with GAAP.

                  "Senior Leverage Ratio": at any date of determination, the ratio of (a) Senior Debt on such date, minus the aggregate amount of Cash Balances in excess of $2,500,000, to (b) EBITDA for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarters period, as determined on such date of determination.

                  "Subordinated Indebtedness": Indebtedness of the Borrower evidenced by notes issued by the Borrower on or before February 28, 1998, in an aggregate principal amount not to exceed $150,000,000 and subordinated to the obligations of the Borrower under the Loan Documents on terms of subordination satisfactory to the Agent.

                  "Total Leverage Ratio": at any date of determination, the ratio of (a) Total Debt on such date minus the aggregate amount of Cash Balances in excess of $2,500,000, to (b) EBITDA for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period as determined on such date of determination.

         11. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Leverage Ratio".

         12. Section 2.4(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (ii) On each of the dates set forth below, the
                  Aggregate Commitment Amount shall be automatically and permanently reduced as set forth below:

                           Commitment          Commitment
Date                       Reduction            Amount
----                       ---------            ------

March 31, 2000             $7,500,000         $92,500,000
June 30, 2000              $7,500,000         $85,000,000
September 30, 2000         $7,500,000         $77,500,000
December 31, 2000          $7,500,000         $70,000,000
March 31, 2001             $7,500,000         $62,500,000
June 30, 2001              $7,500,000         $55,000,000
September 30, 2001         $7,500,000         $47,500,000
December 31, 2001          $7,500,000         $40,000,000
March 31, 2002            $10,000,000         $30,000,000
June 30, 2002             $10,000,000         $20,000,000
September 30, 2002        $10,000,000         $10,000,000
December 31, 2002         $10,000,000                  $0

         13. Section 2.4(b) of the Credit Agreement is hereby amended by inserting a new subsection (iii) after subsection (ii) to read as follows:

                           (iii) On the date of receipt by the Borrower of the
                  proceeds of Subordinated Indebtedness, the Aggregate Commitment Amount shall be automatically and permanently reduced by the amount by which the aggregate face amount of the Subordinated Indebtedness exceeds $100,000,000 (up to a maximum reduction amount of $25,000,000).

         14. Section 2.4(b)(ii) of the Credit Agreement is hereby amended by adding a new sentence at the end of Section 2.4(b)(ii) to read as follows:

                  Reductions of the Aggregate Commitment Amount made pursuant to Section 2.4(b)(iii) shall be applied in inverse order among the remaining Aggregate Commitment Amount reductions set forth in Section 2.4(b)(ii).

         15. Section 2.5(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (c) Mandatory Prepayments of Revolving Credit Loans
                  in Respect of Excess Cash Flow. Upon the delivery of annual financial statements, but no later than the March 31st of the following year with respect to any fiscal year, commencing with the fiscal year ended December 31, 1998, when the Total Leverage Ratio is greater than or equal to 3.50 to 1.00, the Borrower shall prepay the Revolving Credit Loans by an amount equal to the lesser of (i) 50% of Excess Cash Flow for the prior fiscal year or (ii) the amount which, if subtracted from Total Debt, would have been sufficient to reduce the Total Leverage Ratio to less than
                  3.50 to 1.00 for the prior fiscal year.

         16. Section 2.5(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (f) Mandatory Prepayments of Revolving Credit Loans
                  Relating to Receipt of Proceeds of Additional Indebtedness. On the date of receipt of the net proceeds of any Indebtedness (evidenced by notes, bonds or similar instruments), pursuant to Section 8.1(vi) such proceeds of Indebtedness shall be applied to the prepayment of the Revolving Credit Loans.


         17. Section 7.1 of the Credit Agreement is hereby amended by adding a new subsection (g) as follows:

                           (g) A certificate with respect to Cash Balances to
                  be delivered to the Agent together with each Compliance Certificate, showing each financial institution in which Cash Balances are maintained, the location thereof, and the amount of such Cash Balances.

         18. Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


                           (a) Pro Forma Interest Coverage Ratio. Maintain at
                   all times a Pro Forma Interest Coverage Ratio of not less than 2.00 to 1.00.

                           (b) Fixed Charge Coverage Ratio. Maintain at all
                  times a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00, commencing with the fiscal quarter ending March 31, 1998.

                           (c) Total Leverage Ratio. Maintain at all times
                  during the periods set forth below, a Total Leverage Ratio of not more than the ratios set forth below:

                                                                 Total
                            Period                          Leverage Ratio
                            ------                          --------------

                   Effective Date through
                   June 30, 1998                               4.75:1:00

                   July 1, 1998 through
                   December 31, 1998                           4.50:1:00

                   January 1, 1999 through
                   December 31, 1999                           4.00:1.00

                   January 1, 2000 through
                   June 30, 2000                               3.75:1.00

                   July 1, 2000
                   and thereafter                              3.50:1.00

                           (d) Senior Leverage Ratio. Maintain at all times
                  during the periods set forth below, a Senior Leverage Ratio of not more than the ratios set forth below:

                                                                    Senior
                     Period                                     Leverage Ratio
                     ------                                     --------------

                  Effective Date through
                  June 30, 1998                                    2.25:1:00

                  July 1, 1998
                  and thereafter                                   2.00:1.00

         19. Section 7 of the Credit Agreement is hereby amended by inserting a new Section 7.13 after Section 7.12 to read as follows:


                  7.13     Interest Rate Protection Agreements

                           At all times, commencing 60 days after the Amendment
                  Effective Date, not less than 50% of Total Debt of the Borrower shall be either (i) Indebtedness for which the interest rate with respect thereto is fixed from the date of issuance thereof through maturity or (ii) protected by Interest Rate Protection Agreements, such Interest Rate Protection Agreements shall be in form and substance satisfactory to the Agent and shall have the effect of establishing a maximum interest rate acceptable to the Agent and shall be of a duration acceptable to the Agent.

         20. Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           Create, incur, assume or suffer to exist any
                  liability for Indebtedness, or permit any of its Subsidiaries so to do, except (i) Indebtedness under the Loan Documents,
                  (ii) Indebtedness of the Borrower or any of its Subsidiaries existing on the Effective Date as set forth on Schedule 8.1 (other than the Existing Bank Debt which is to be repaid on the Effective Date), excluding increases and refinancings thereof, (iii) Intercompany Indebtedness, (iv) purchase money Indebtedness and Capital Lease Obligations (other than any such purchase money Indebtedness or Capital Lease Obligations described in clause (ii) above) incurred in connection with the purchase, after the Effective Date, of any Property, in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding, (v) Indebtedness under Interest Rate Protection Agreements, (vi) Indebtedness incurred to prepay outstanding Revolving Credit Loans pursuant to Section 2.5(f), (vii) Indebtedness of the Borrower arising out of obligations under letters of credit issued by any of the Lenders, up to an aggregate face amount available to be drawn thereunder not to exceed $1,000,000 at any one time outstanding, (viii) Subordinated Indebtedness, provided that to the extent that proceeds thereof exceed $100,000,000 the Aggregate Commitment Amount shall be reduced pursuant to
                  Section 2.4(b)(iii) by an amount equal to the lesser of (A) $25,000,000 or (B) the amount by which such proceeds exceed $100,000,000, and (ix) guarantees by the Borrower's Subsidiaries of Subordinated Indebtedness which are subordinated to such Subsidiary's obligations to the Lenders under the Guaranty on terms satisfactory to the Agent.

         21. Section 8.3(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (e) Acquisitions, provided, that the Acquisition
                  Cost in respect thereof shall not exceed $30,000,000 in the aggregate for the period from the Amendment Effective Date to the termination of this Agreement without the prior written consent of the Required Lenders, provided, however, that Acquisitions in respect of which the Acquisition Cost exceeds such $30,000,000 in the aggregate shall be permitted without the prior written consent of the Required Lenders at any time when pro-forma Total Leverage Ratio before and after giving effect to such Acquisition is less than 3.50:1.00, and, provided further, that with respect to any Acquisition whenever consummated (1) such Acquisition shall be of a Person or operating entity or involve the purchase of assets of a Person in the same or a similar line of business as the Borrower is engaged in on the Effective

                  Date, (2) no Default or Event of Default shall exist immediately before or after giving effect to such Acquisition, the Borrower will be in compliance with all financial covenants contained herein on a pro-forma basis after giving effect to such Acquisition and any Indebtedness incurred or assumed in connection therewith is permitted by
                  Section 8.1, and, immediately after giving effect to each such Acquisition, all of the representations and warranties contained in Section 4 shall be true and correct as if then made and the Agent shall have received a certificate of a Financial Officer of the Borrower to such effect together with a Compliance Certificate, in form and substance satisfactory to the Agent, (3) the Agent and the Lenders shall have been given not less than 30 calendar days' prior written notice thereof, (4) the Agent shall have received a certificate signed by a Financial Officer of the Borrower, identifying the Person or Property to be acquired, the name of the Person making such Acquisition and setting forth the total consideration to be paid in respect of such Acquisition, (5) the conditions of Section 8.12 shall have been satisfied, (6) in the case of an Acquisition of Property, Capital Stock or other ownership interest of a Person that will be a Subsidiary of the Borrower, such new Subsidiary shall deliver to the Agent a duly executed Guaranty and Security Agreement or supplements thereto and such other documents as the Agent shall reasonably require in order that the Agent shall have a perfected first priority security interest in the Property, Capital Stock or other ownership interest so acquired and (7) the Agent shall have received such other information or documents as the Agent shall have reasonably requested, which may include, without limitation, a copy of any letter of intent with respect to any acquisition and a copy of the final acquisition agreement between the purchaser and seller.

         22. Section 8.5 of the Credit Agreement is hereby amended and restated

in its entirety to read as follows:

                           At any time, directly or indirectly, purchase or
                  otherwise hold, own, acquire or invest in the Capital Stock of, evidence of indebtedness or other obligation or security issued by, any other Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any Acquisition (other than a Permitted Acquisition), or become a partner or joint venturer in any partnership or joint venture, or make any other investment (whether in cash or other Property) in any other Person, or make any commitment or otherwise to agree to do any of the foregoing (all of which are sometimes referred to herein as "Investments"), or permit any of its Subsidiaries so to do, or except:

                           (a) Investments in Cash Equivalents;

                           (b) Investments existing on the Effective Date as
                  set forth on Schedule 8.5;

                           (c) normal business banking accounts;

                           (d) short-term certificates of deposit and time
                  deposits in, or issued by, federally insured institutions in amounts not exceeding the limits of such insurance;

                           (e) Investments by the Borrower or any Subsidiary in
                  Intercompany Indebtedness permitted under Section 8.1;

                           (f) loans to employees of the Borrower or any
                  Subsidiary (i) to pay for relocation costs of such employees, provided that such loans shall not exceed $500,000 at any one time outstanding or (ii) to purchase Capital Stock of the Borrower, provided that such Capital Stock shall be pledged by such employees to the Agent, pursuant to and in accordance with Section 8.12(a); and

                           (g) other Investments in an aggregate amount not to
                  exceed $7,500,000 from the Effective Date to the termination of this Agreement, provided that in no case shall such Investments be made to become a partner or joint venturer in any partnership or joint venture in respect of which the liability of the Borrower exceeds the amount of the Investment permitted by this clause (g).

         23. Section 8.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           Declare or pay any Restricted Payments payable in
                  cash or otherwise or apply any of its Property thereto or set apart any sum therefor, or permit any of its Subsidiaries so to do, except: (i) a wholly-owned Subsidiary may declare and pay Restricted Payments to the Borrower, provided that no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, (ii) the Borrower and any Subsidiaries may declare and pay Restricted Payments, directly or indirectly, to its members to enable such members to pay taxes when due, provided that such Restricted Payments shall not exceed the Members' Tax Liability with respect to each such entity and provided further that no Event of Default under Section 9.1(a), (b), (h) or (i) has occurred and is continuing or would occur after giving effect thereto,
                  (iii) commencing March 31, 1999, the Borrower may pay dividends in an amount (excluding any other Restricted Payments permitted pursuant to Section 8.6) not to exceed 50% of Excess

                  Cash Flow for the immediately preceding fiscal year of the Borrower, provided that the Total Leverage Ratio for the two fiscal quarters prior to and after giving effect thereto is less than 3.50:1.00 and provided further that no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, (iv) Restricted Payments in connection with a put or redemption of any Preferred Membership Units, provided that (A) the Total Leverage Ratio for the two fiscal quarters prior to and after giving effect thereto is less than 4.00:1.00 or, alternatively, three years shall have passed from the issuance of such Preferred Membership Units, (B) such Restricted Payments shall not in the aggregate exceed $4,000,000 from the Effective Date until the termination of this Agreement and (C) no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto,(v) the Borrower may declare and pay Restricted Payments to its members in an aggregate amount (excluding any other Restricted Payments permitted pursuant to Section 8.6) not to exceed $10,000,000, provided that such Restricted Payments shall be paid no later than February 28, 1998, and
                  (vi) the Borrower may declare and pay Restricted Payments to its members in an aggregate amount (excluding any other Restricted Payments permitted pursuant to Section 8.6) not to exceed the lesser of (a) the net cash proceeds received by the Borrower as a contribution to its common equity in connection with a Permitted Acquisition after deduction of all Acquisition Costs, or (b) 25% of the Acquisition Cost paid by PRG (but in no event to include any contribution to equity funded by an employee loan permitted under Section 8.5(f)(ii)), provided that no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, and provided that Restricted Payments pursuant to this Section 8.6(vi) shall not exceed $5,000,000 in the aggregate during the term of the Agreement.

         24. Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           Enter into or agree to any amendment, modification
                  or waiver of any term or condition of:

                                    (a) its Organizational Documents, including
                           the PRG Operating Agreement, or the Restricted Limited Liability Company Unit Incentive Compensation Plan without the Agent's prior written consent; or

                                    (b) any subordination provision contained
                           in the indenture, the notes or any other documents executed in connection with the issuance of the Subordinated Indebtedness or any other term relating to the payment or prepayment of principal of or interest on the Subordinated Indebtedness.

         25. Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.14. Prepayments of Indebtedness; Purchase, Redemption or Defeasance of Subordinated Indebtedness. Prepay or obligate itself to prepay, in whole or in part, any Indebtedness (other than Indebtedness under the Loan Documents), or exercise any option to purchase or redeem any Subordinated Indebtedness, or elect to have its obligations discharged pursuant to any defeasance provision related to the Subordinated Indebtedness, or permit any of its Subsidiaries so to do, except that the Borrower may prepay up to $1,000,000 of Indebtedness provided that no Default of Event of Default has occurred and is continuing or would occur after giving effect thereto.

         26. The Aggregate Commitment Amount is reduced from $130,000,000 to $100,000,000.

         27. Exhibit A annexed hereto is substituted for Exhibit A annexed to the Credit Agreement.

         28. Exhibit B annexed hereto is substituted for Exhibit E annexed to the Credit Agreement.


Article II.       Consents and Waivers.


         The Agent and the Lenders hereby agree, subject to the satisfaction of the conditions precedent set forth in Article III below, as follows:

         1. The Agent and the Lenders hereby consent to the formation on or before the Amendment Effective Date (the "Finance Formation") by the Borrower of PRG Finance Corporation ("PRG Finance"), a wholly-owned Subsidiary of the Borrower, subject to the satisfaction of the following conditions precedent:

                  (a) upon the consummation of the Finance Formation, and at all times thereafter, 100% of the Capital Stock of PRG Finance shall be owned by the Borrower;

                  (b) no later than the Amendment Effective Date, the Agent shall have received (i) a supplement to the Security Agreement in the form of Annex A to the Security Agreement, duly executed by an authorized signatory of PRG Finance, (ii) a supplement to the Guaranty in the form of Annex A to the Guaranty, duly executed by an authorized signatory of PRG Finance, (iii) stock certificates representing all of the issued and outstanding stock of PRG Finance held by the Borrower, together with undated stock powers executed in blank, and (iv) such UCC Financing Statements, executed by an authorized signatory of PRG Finance, as shall be reasonably requested by the Agent in order to perfect the security interest in any collateral security granted under the Security Agreement;

                  (c) the Agent shall have received a certificate, dated as of the date PRG Finance shall have become a party to the Guaranty, of the Secretary of PRG Finance (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all necessary corporate action (in form and substance satisfactory to the Agent) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws, (iii) setting forth the incumbency of its officers who may sign such Loan Documents, including therein a signature specimen of such officers, and (iv) attaching a certificate of good standing of the Secretary of State of the State of its formation and each other jurisdiction in which it is qualified to do business; and

                  (d) the Agent shall have received a revised Schedule 4.1 to the Credit Agreement.

         2. The Agent and the Lenders hereby consent to the Disposition by the Borrower of its Real Property located at 539 Temple Hill Road, New Windsor, New York, its Real Property located in Cornwall-on-Hudson, New York, and its Real Property located at 5950 South Valley View Boulevard, Las Vegas, Nevada, and waive the provision of Section 2.5(d) of the Credit Agreement requiring the applications of the Net Cash Proceeds of such Dispositions to a prepayment of the Revolving Credit Loans, provided that (i) such Dispositions shall be made to Scenic Properties L.L.C. in exchange for the redemption or purchase of 100% of the Capital Stock of the Borrower held by Scenic Properties L.L.C., but subject to assumption by Scenic Properties L.L.C. of all obligations under existing mortgages on such properties in an amount of not less than $3,500,000, and (ii) the Borrower shall enter into a lease for such properties providing for a lease period and such other terms and conditions as would be contained in a lease between unrelated parties negotiated on an arms-length basis. Upon consummation of such transactions, Scenic Properties L.L.C. shall be released from its obligations under the Guaranty and Security Agreement.

         3. The Agent and the Lenders hereby waive the provisions of Section
7.12 of the Credit Agreement with respect to any failure by the Borrower to deliver a mortgage on the Real Property located at 5950 South Valley View Boulevard, Las Vegas, Nevada within 30 days of such acquisition provided that the Disposition referred to in Section 2 above of such Real Property shall have occurred on or before February 15, 1998. If such Disposition has not occurred by such date, the Borrower shall deliver a mortgage on such property not later than

March 31, 1998 in favor of the Agent, containing such terms and conditions as the Agent may reasonably require.

         4. To allow for the changes in the corporate structure contemplated by the amendment to the PRG Operating Agreement being done in connection with the issuance of the Subordinated Indebtedness, the Agent and the Lenders hereby consent to the merger of any Guarantor into any other Guarantor or the Borrower, provided that, at the request of the Agent, the Borrower will provide copies of any merger documents to the Agent.


Article III.  Conditions of Effectiveness.

         Sections 9 and 24 of Article I, and Article II, shall become effective as of the date hereof when the Agent shall have received counterparts of this Amendment executed by each of the Borrower, the Guarantors, the Lenders and the Agent, and all other provisions of Article I shall become effective when, and if, on or before February 28, 1998, each of the following conditions precedent shall have been fulfilled (the "Amendment Effective Date"):

                  (a) The Agent shall have received copies, certified by the Secretary or an Assistant Secretary of the Borrower to be correct, of all company action taken by the Borrower to authorize the issuance of the Subordinated Indebtedness and this Amendment and the transactions contemplated thereby and hereby together with (i) the certificate of formation and operating agreement of the Borrower and (ii) such other documents as the Agent shall reasonably require;

                  (b) The Agent shall have received a certificate from a Financial Officer of the Borrower certifying as to the following:

                           (i) that the Borrower has received the proceeds of

                  the Subordinated Indebtedness and setting forth the aggregate amount of such Subordinated Indebtedness issued by the Borrower;

                           (ii) that attached to such certificate are duly
                  executed, true and correct copies of the indenture, the notes, the offering memorandum and all other documents executed in connection with the issuance of the Subordinated Indebtedness (the "Transaction Documents");

                           (iii) that each of the Transaction Documents
                  attached thereto is in full force and effect;

                  (c) The Agent shall have received a Compliance Certificate from a Financial Officer of the Borrower as to the following: (i) certifying as to compliance with Section 7.11 of the Credit Agreement (the determination of compliance with such ratios to be calculated on a pro forma basis as if such Subordinated Indebtedness were incurred and proceeds thereof were so applied, in each case, at the beginning of such period) and (ii) certifying that immediately prior thereto and after giving effect to the incurrence of such Subordinated Indebtedness, no Default shall have occurred and be continuing;

                  (d) The Agent shall have received an opinion of counsel to the Borrower in form and substance satisfactory to the Agent;

                  (e) All of the conditions precedent set forth in Article II,
         Section 1 with respect to the Finance Formation shall have been fulfilled in accordance with the terms and conditions thereto;

                  (f) The Agent shall be satisfied in all respects with the Transaction Documents, including, without limitation, the subordination provisions, and with respect to any guarantees issued by Borrower's Subsidiaries in connection therewith;

                  (g) The fees and expenses of Special Counsel in connection with the preparation, negotiation and closing of this Amendment, and the effectiveness thereof, shall have been paid; and

                  (h) The Agent shall have received such other documents as the Agent shall reasonably require.


         Article IV.       Other Provisions.

                  1. Except as specifically amended or waived above, the Credit Agreement and all other Loan Documents shall remain in all respects in full force and effect.


                  2. In order to induce the Agent and the Lenders to execute this Amendment, the Borrower hereby (i) certifies that, immediately after giving effect to this Amendment or any portion thereof, all representations and warranties contained in the Credit Agreement are true and correct in all respects as of the date hereof and that no Default or Event of Default exists under the Credit Agreement, (ii) reaffirms and admits the validity and enforceability of the Loan Documents and its obligations thereunder, and (iii) agrees and admits that it has no valid defenses to or offsets against any of its obligations to the Agent and the Lenders under the Loan Documents as of the date hereof.

                  3. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

                  4. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

                  5. This Amendment shall be subject to the conditions and limitations specified herein, and the rights of the parties hereto under the Loan Documents shall be otherwise unaffected.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  PRODUCTION RESOURCE GROUP,
                                  L.L.C.


                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------

                                  THE BANK OF NEW YORK,
                                  Individually and as Agent



                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------


                                  BANK OF SCOTLAND



                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------


                                  CIBC INC.


                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------

                                  CORESTATES BANK, N.A.


                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------


                                  FIRST UNION NATIONAL BANK



                                  By:
                                      ---------------------------------
                                  Name:

                                        -------------------------------
                                  Title:
                                         ------------------------------


                                  IBJ SCHRODER BANK & TRUST
                                  COMPANY



                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------


                                  KEY CORPORATE CAPITAL INC.



                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------


                                  USTRUST


                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:
                                         ------------------------------

                                  STATE STREET BANK AND TRUST
                                  COMPANY



                                  By:
                                      ---------------------------------
                                  Name:
                                        -------------------------------
                                  Title:

                                         ------------------------------

                             Consent of Guarantors

             The undersigned, as Guarantors to the Credit Agreement, each hereby consents to the foregoing Amendment No. 1 and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment No. 1 the Guaranty and each Loan Document in effect on the date hereof to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


                                    ECTS, A SCENIC TECHNOLOGY
                                    COMPANY, INC., a New York
                                    corporation


                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------



                                    THEATRE TECHNIQUES ASSOCIATES,
                                    INC.


                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------



                                    ECTS CONTRACTING OF LAS VEGAS,
                                    INC.

                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------




                                    HARRIS PRODUCTION SERVICES, INC.


                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                    ECTS, A SCENIC TECHNOLOGY
                                    COMPANY, INC., a Delaware
                                    corporation

                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------



                                    SHOWPAY, INC.


                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------



                                    SCENIC PROPERTIES L.L.C.


                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------




                                    PRG PLANNING & DEVELOPMENT L.L.C.

                                    By:    PRODUCTION RESOURCE GROUP,
                                           L.L.C., Majority Member

                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------



                                    SHOWPAY, L.L.C.


                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                    ATTRACTION MANAGEMENT L.L.C.


                                    By:
                                        ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------